Exhibit 10.3
WARRANTS
TO PURCHASE 5,000,000 SHARES OF COMMON STOCK OF
HEMAGEN DIAGNOSTICS, INC.

Hemagen Diagnostics, Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that TiFunding LLC, a Delaware limited liability owned and controlled by William and Thomas Hales, or registered assigns (“Holder”), is the owner of Warrants to purchase from the Company at any time, or from time to time, and before the close of business on February 7, 2016, up to 5,000,000 shares of Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) (each share of Common Stock issuable upon exercise of a Warrant is referred to as a “Warrant Share”).  Subject to the terms and conditions hereof, the exercise price per Warrant represented by this Warrant Certificate shall be $.20 per share payable in full as to each Warrant exercised at the time of purchase. The term “Exercise Price” as used herein refers to the foregoing price per share in effect at any time.

1.           Election to Exercise. Each such purchase of Warrant Shares shall be made, and shall be deemed effective for the purpose of determining the date of exercise, only upon surrender hereof to the Company at the principal office of the Company, with the form of Election to Exercise on the reverse hereof duly completed and signed, and upon payment in full to the Company of the Exercise Price, all as provided herein.

2.           Adjustments.

a.           Stock Splits, Dividends, Etc.  If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of Warrant Shares immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification, reverse stock split, or combination thereof, the number of Warrant Shares immediately prior to such combination shall be proportionately decreased.  Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

Whenever the Warrant Shares are adjusted, as provided in this Section 2, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

b.           Adjustment for Reorganization, Consolidation, Merger, Etc.  In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or if the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

c.           Certificate as to Adjustments.  In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based.  The Company shall forthwith mail a copy of each such certificate to Holder.

3.           Fractional Shares. The Company shall not be required upon the exercise of the Warrants represented hereby to issue fractions of Warrant Shares or to distribute share certificates that evidence fractional Warrant Shares.  Every Holder of this Warrant Certificate expressly waives the right to receive any fraction of a Warrant Share or a share certificate representing a fraction of a Warrant Share.  If such Warrant Certificate shall not have been exercised in full, the Company will issue to such Holder a new Warrant Certificate exercisable for the number of shares of Common Stock as to which such Warrant shall not have been exercised.

4.           Registration Rights. The Company hereby agrees to file a registration statement on Form S-1 or Form S-3 (or any successor or similar registration statements) with the Securities and Exchange Commission to effect the registration under the Securities Act of 1933 of all of the shares of Common Stock that may be issued hereunder for resale by no later than thirty (60) days after the date requested by Holder, subject to any opinion of counsel of the Company otherwise. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

5.           Exchange/Surrender. This Warrant Certificate may be exchanged upon surrender of this Warrant Certificate and upon compliance with and subject to the conditions set forth herein.

6.           Transfer. This Warrant Certificate is transferable upon surrender of this Warrant Certificate.  Upon any such transfer, a new Warrant Certificate or new Warrant Certificates of different denominations, representing in the aggregate a like number of Warrants, will be issued to the transferee.  Holder, by accepting this Warrant Certificate, consents and agrees with the Company and with every subsequent holder of this Warrant Certificate that until due presentation for the registration of transfer of this Warrant Certificate on the Warrant Register maintained by the Company, the Company may deem and treat the person in whose name this Warrant Certificate is registered as the absolute and lawful owner for all purposes whatsoever and the Company shall not be affected by any notice to the contrary.

7.           Shareholder Rights. Nothing contained in this Warrant Certificate shall be construed as conferring on the Holder of any Warrants or his transferee any rights whatsoever as a shareholder of the Company.

8.           Governing Law. This Warrant Certificate, shall be deemed a contract made under the laws of the State of Delaware and for all purposes shall be construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated:  February 7, 2011

HEMAGEN DIAGNOSTICS, INC.

By:	/s/ Catherine M. Davidson
By: Catherine M. Davidson
Title: Controller

ELECTION TO EXERCISE
(To be executed upon exercise of Warrant)

TO _________________________________:

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ___________ shares of Common Stock, as provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or a certified or official bank check (or combination thereof) in the amount of $__________________.

Please issue a certificate or certificates for such shares of Common Stock in the name of:

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE	Name
Address
Signature

		Note:	The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in the assignment form below.

Date:__________________, __________

ASSIGNMENT
(To be executed only upon assignment of Warrant Certificate)

For value received, __________________________ hereby sells, assigns and transfer unto _________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ___________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

Dated:  _____________________, _______

Note:	The above signature should correspond exactly with the name on the face of this Warrant Certificate.